Exhibit 99.3

FORM OF LOCK-UP AGREEMENT

July 29, 2021

Bioventus Inc.

4721 Emperor Boulevard, Suite 100

Durham, North Carolina 27703

Re:    BIOVENTUS INC.

Ladies and Gentlemen:

The undersigned understands that, concurrently with this agreement (the “Letter Agreement”), Bioventus Inc., a Delaware corporation (“Parent”), is entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with Misonix, Inc., a Delaware corporation (the “Company”) and the other parties thereto, and that, subject to the terms and conditions of the Merger Agreement, Parent will issue shares of Parent’s Class A Common Stock, $0.001 per share par value (“Class A Common Stock”) to certain stockholders of the Company in connection with the transactions contemplated by the Merger Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Merger Agreement.

As a material inducement for each of Parent and the Company to enter into the Merger Agreement and the transactions contemplated thereby, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Parent, the undersigned will not, and will not cause any direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) to, during the period (the “Lock-up Period”) beginning on the Closing Date and ending at the close of business [180][90] days following the Closing Date, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or Class B Common Stock, $0.001 per share par value, of Parent (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (including without limitation, options or warrants to purchase Common Stock and limited liability company interests in Bioventus LLC (the “LLC Interests” and, together with the Common Stock, the “Securities”) or such other Securities which may be deemed to be beneficially owned (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”) and Securities which may be issued upon exercise of a stock option or warrant (any such securities described in this clause (1), the “Restricted Securities”)), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Restricted Securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any Restricted Securities, or (4) publicly disclose the intention to do any of the foregoing; provided that, for the avoidance of doubt, to the extent the undersigned has demand and/or piggyback registration rights, the foregoing shall not prohibit the undersigned from notifying the Company privately that it is or will be exercising its demand and/or piggyback registration rights following the expiration of the Lock-Up Period and undertaking preparations related thereto, including confidential submission of a registration statement with the United

States Securities and Exchange Commission (the “SEC”). The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any Restricted Securities, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned.

The foregoing restrictions shall not apply to:

(A) transfers of Restricted Securities as a bona fide gift or gifts, or for bona fide estate planning purposes;

(B) transfers of Restricted Securities by will, other testamentary document or intestacy;

(C) transfers of Restricted Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin);

(D) transfers of Restricted Securities to a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned (if the undersigned is a corporation, partnership, LLC or other entity), or is wholly owned by the undersigned and/or members of the undersigned’s immediate family;

(E) transfers of Restricted Securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (A) through (D) above.

(F) if the undersigned is a corporation, partnership, LLC, trust or other business entity, transfers of Restricted Securities (A) to another corporation, partnership, LLC, trust or other business entity that is an affiliate (as defined above) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to members or shareholders or other holders of equity interests of the undersigned;

(G) exchanges of LLC Interests for shares of Common Stock pursuant to that certain Second Amended and Restated Limited Liability Company Agreement of Bioventus LLC;

(H) transfers of Restricted Securities to the Company, Bioventus LLC or other Affiliates of Bioventus (1) pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any option granted by the Company, Bioventus LLC or other Affiliates of Bioventus pursuant to employee benefit plans or arrangements, or (2) for the purpose of satisfying any withholding taxes (including estimated taxes) due as a result of the exercise of any option or the vesting of any equity incentive option or award granted by the Company, Bioventus LLC or other Affiliates of Bioventus pursuant to employee benefit plans or arrangements or in connection with tax or other obligations as a result of testate succession or intestate distribution, in each case on a “cashless” or “net exercise” basis (the term “cashless” or “net” exercise being intended to include the sale of a portion of the Restricted Securities subject to such incentive option or award to the Company); provided that, in each case, if the undersigned is required to file a report under the Exchange Act, related thereto, such report shall include a statement (in addition to the use of the appropriate transaction code required to be included in such report) to the effect that the filing relates to the “cashless” or “net exercise” of such options and/or the satisfaction of tax withholding obligations in connection with the exercise or vesting of such options or awards or testate succession or intestate distribution, as applicable;

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(I) transfers of Restricted Securities that occur by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

(J) transfers of Restricted Securities to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee;

(K) transactions of Restricted Securities acquired in open market transactions after the completion of the Mergers;

(L) entry into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act for the transfer of Restricted Securities; provided that such plan does not provide for the transfer of Restricted Securities during the Lock-up Period; or

(M) any tenders, mergers, consolidations, sales, transfers or other disposition in response to a bona fide third-party takeover bid or such other acquisition transaction, in each case, that is made to all holders of Common Stock whereby, if consummated, more than 50% of the outstanding Common Stock would be acquired by a third party (other than the undersigned or its respective affiliates and any “group” (within the meaning of Section 13(d)(3) of the Exchange Act”)) of which any of the undersigned is a member)); provided, that in the event that such tender, merger, consolidation, sale, transfer, disposition or takeover bid is not completed, the Restricted Securities shall remain subject to the terms of this Letter Agreement;

provided that in the case of any transfer or distribution pursuant to (1) clauses (A) through (G) or (I), such transfer, donation or distribution shall not involve a disposition for value and each donee, devisee, transferee or distributee shall execute and deliver to Parent a lock-up letter in the form of this Letter Agreement; (2) clauses (A) through (G), (K) or the entry into any plan contemplated by clause (L), no filing by any party (donor, donee, devisee, transferor, transferee, distributer, distributee or plan entrant) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution or plan entrance, plan establishment or plan existence (other than a filing on a Form 5 made after the expiration of the Lock-up Period); and (3) clause (I) or (J), it shall be a condition to such transfer that no public filing, report or announcement shall be voluntarily made and if any filing under Section 16(a) of the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the nature and conditions of such transfer.

If any of the entities listed on Schedule A hereto or any of their respective transferee of a Permitted Transfer (as defined in the Second Amended and Restated Limited Liability Company Agreement) (each such entity, an “Institutional Stockholder”) or any other transferee that receives Restricted Securities directly or indirectly from any Institutional Stockholder (collectively, but excluding the undersigned, the “Triggering Stockholders”), is granted a release or waiver from any lock-up agreement executed with Parent in connection with the Mergers prior to the expiration of the Lock-up Period, then the undersigned shall also be granted an early release from its obligations hereunder on the same terms and on a pro-rata basis with respect to such number of Restricted Securities (provided that, for such purposes, one share of Class B Common Stock and one LLC Interest shall count as one Restricted Security) rounded down to the nearest whole security equal to the product of (i) the total percentage of Restricted Securities (assuming the conversion, exercise or exchange of any securities convertible into or

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exercisable or exchangeable for shares of Common Stock) held by the Triggering Stockholder immediately following the consummation of the Mergers that are being released from the lock-up agreement multiplied by (ii) the total number of Restricted Securities (assuming the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for shares of Common Stock) held by the undersigned immediately following the consummation of the Mergers. Notwithstanding the foregoing, if such early release or waiver is granted in connection with an underwritten public offering of Common Stock registered pursuant to the Securities Act (a “Secondary Offering”), then the securities of the undersigned shall only be granted an early release, on a pro rata basis with and otherwise on the same terms as any other security holders in such Secondary Offering, with respect to such number of shares of Common Stock held by the undersigned that are sold in such Secondary Offering (or, in the case of a “synthetic secondary offering,” the number of shares of Common Stock held by the undersigned that are repurchased by the Company, Bioventus LLC or other Affiliates of Bioventus from the net proceeds of Common Stock sold in such Secondary Offering). The provisions of this paragraph will not apply unless and until the Parent has waived such prohibitions or released any party or parties locked-up in connection with the Mergers with respect to Restricted Securities in respect of 2% in the aggregate of (x) prior to consummation of the Mergers, the outstanding Restricted Securities or (y) post consummation of the Mergers, the outstanding shares of Series A Common Stock, in each case, subject to restrictions similar to those included in this Letter Agreement. Parent shall use reasonable efforts to provide notice to the undersigned upon the occurrence of a release of a Triggering Stockholder of its obligations under any lock-up agreement executed in connection with the Mergers that gives rise to a corresponding release of the undersigned’s lock-up pursuant to the terms of this paragraph; provided that the failure to provide such notice shall not give rise to any claim or liability against Parent. In addition, in the event Parent agrees to less restrictive or otherwise more favorable terms in any lock-up agreement executed in connection with the Merger by an Institutional Stockholder other than the undersigned, such terms will automatically apply to this Letter Agreement. The terms of this paragraph only apply if the undersigned is an Institutional Stockholder.

In furtherance of the foregoing, Parent, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that Parent has not provided any recommendation or investment advice nor has Parent solicited any action from the undersigned with respect to the issuance of the Class A Common Stock in connection with the Mergers and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

The undersigned understands that, if the Merger Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the Closing, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that Parent and the Company are entering into the Merger Agreement and the Mergers in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed and delivered as of the date first above written.

[Stockholder]

By:

Name:

Title:

Address

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Schedule A

Smith & Nephew, Inc.

Smith & Nephew (Europe) B.V.

EW Healthcare Partners Acquisition Fund, L.P.